Exhibit 99.1

Investor Meetings September 2008

2 Safe Harbor This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Act of 1934. Such statements include declarations regarding the intent, belief, or current expectation of the company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company’s Reports and Registration Statements filed with the Securities and Exchange Commission. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Business Overview Douglas Mackie President & CEO

4 Great Lakes Dredge & Dock Largest provider of dredging, land reclamation and shore replenishment services in the U.S. Leader in Federally protected domestic market 118 year operating history with experienced management team Largest and most diverse U.S. dredging fleet Only U.S. dredge operator with significant foreign presence Grew fleet in 2007 by acquiring four additional dredges Strong financial performance 2007 EBITDA: $57.5 million Jun 2008 YTD EBITDA: $25.2 million Beach Nourishment 17% Maintenance 15% U.S. Capital Dredging 25% Demolition 15% Foreign Capital Dredging 28% 2007 REVENUE BY WORK TYPE ($515.8M) June 30, 2008 REVENUE BY WORK TYPE ($281.0M) Beach Nourishment 10% Maintenance 14% U.S. Capital Dredging 27% Demolition 25% Foreign Capital Dredging 24%

5 Favorable Competitive Dynamics The U.S. domestic dredging market is protected from international competition Foreign Dredge Act of 1906 (the “Dredging Act”) and the Merchant Marine Act of 1920 (the “Jones Act”) effectively prohibit foreign dredges and foreign-owned dredging companies from operating in the U.S. New dredges are expensive and require long construction lead times Strict job bonding and regulatory certification requirements Dredging projects are growing increasingly complex, which enhances the need for specialized equipment Consolidating US Capacity with exit of competitor (Bean) in 2007

6 Leading U.S. Market Position US Market Leader – with growing market share Proprietary system with historical data for bidding and estimating projects Technical expertise and ability to meet increasingly stringent environmental regulations and job complexity Fleet capacity to compete for multiple projects across domestic market sectors and internationally FIVE YEAR AVERAGE BID MARKET SHARE(a) Manson 6.8% Other 17.4% Weeks 20.6% Norfolk 5.0% Great Lakes 39.0% Bean Stuyvesant 11.2% 2003 – 2007 (a) Based on Great Lakes’ total available U.S. bid market, where the Company did bid or would have bid if not for capacity constraints. Total Average Bid Market: $642M Manson 9.2% Other 18.7% Weeks 22.7% Norfolk 3.6% Great Lakes 45.8% 2008 Six Months Ended June 30, 2008 Bid Market Share: $398M

Industry Fundamentals

8 Dredging Overview Capital – deepening of ports, land reclamation, and excavation of underwater trenches Beach Nourishment – creating and rebuilding of beaches Maintenance – maintaining depth of shipping channels Types of Dredging Army Corps of Engineers is the largest user of dredging services Foreign governments State and local government entities Private entities (e.g., oil companies, utilities) Customers

9 Large and Flexible Fleet in U.S. and Middle East Markets Hopper Hydraulic Cutterhead Mechanical 11 Vessels (5 domestic, 6 Middle East) Has only large electric cutterhead available in the U.S. for environmentally sensitive regions requiring lower emissions 10 Vessels (4 domestic, 6 Middle East) Highly mobile, with the ability to operate in rough waters Little interference with other ship traffic 5 Vessels (all domestic) Operates one of two environmentally friendly electric clamshell dredges in the U.S. Maneuverability in tight areas such as docks and terminals 25 material transportation barges and 169 other specialized support vessels Estimated fleet replacement cost in excess of $1.5 billion in current market Types of Dredges

Attractive Industry Dynamics

11 Domestic Dredging Industry Demand Drivers U.S. ports 5’ – 10’ shallower vs. foreign ports Port development required to support larger, deeper draft ships - even more important with expansion of the Panama Canal Water Resources Development Act “(WRDA)” Long-term funding for wetland and coastal marshes Other port development Capital Demand Drivers Three Year Average Bid Market Size: $238 million Three Year Average Revenue: $139 million

12 Domestic Dredging Industry Demand Drivers Demand Drivers Storm activity Growing population in coastal communities Importance of beach assets to the local tourism industry Increasing state & local funding Beach Nourishment Three Year Average Bid Market Size: $190 million Three Year Average Revenue: $92 million

13 Domestic Dredging Industry Demand Drivers Demand Drivers Port capacity currently operating at only 45% vs. goal of 95% Potential incremental funding source from Harbor Trust Fund Naturally occurring silt build-up and volatile weather New capital projects increase need for ongoing maintenance Waterways need to be maintained to ensure navigability Maintenance Three Year Average Bid Market Size: $253 million Three Year Average Revenue: $74 million

14 Substantial Incremental Funding Source Possible From Harbor Maintenance Trust Fund “In FY 2006, the 50 largest U.S. PORTS had only 50% of channel width, 35% of the time, and in FY 2007, it was only 32% of the time! OUR GOAL: Full access to annual revenues from Harbor Maintenance Trust Fund Tax, to be used for their intended purpose- operation and maintenance of Federal ports and harbors.” - Harbor Maintenance Trust Fund Coalition, 2008(b) Harbor Maintenance Trust Fund (“HMTF”) was established by Congress in 1986 to fund maintenance expenditures for domestic harbors and channels Of the $1.4 billion in annual collections through a tax primarily on imports, only about $750 million is being spent annually(a) Increasing pressure to release funds as needed maintenance has gone unperformed (a) Obtained from http://www.ramphtmf.org as of August 31st, 2008 (b) Presentation before 2008 Corps of Engineers National Dredging Meeting.

15 The Middle East Represents Substantial Market Opportunities Middle East is the most dynamic market for dredging services Dramatic current and planned infrastructure expansion resulting from substantial oil revenue Total anticipated Middle East dredging market size of $8 - $10 billion over the next seven years International projects tend to be larger and have a longer duration vs. domestic projects Increased revenue visibility and fleet utilization International Three Year Average Revenue: $91 million

16 The Middle East Represents Substantial Market Opportunities Projects in the Kingdom of Bahrain 1. Hidd Container Terminal (Complete) 2. Durrat al Bahrain (Complete) 3. Durrat Marina (Under way) 4. Darari Development (Under way) 5. Bahrain Industrial Wharf (Complete) 6. Diyaar al Muharraq, Stage 1 (Under way) 7. Diyaar al Muharraq, Stage 2 (Option Pending) 8. Hidd Sewage Treatment Reclamation (Under Way) 9. Bahrain Access Channel (GLDD low bidder) 10.PK Development (Letter of Intent) 11.Hidd Industrial Area (Letter of Intent) 12.North Star [Nurana] (Under Negotiation)

Financial Overview Deborah Wensel Senior VP and CFO

18 Financial Performance ANNUAL EBITDA (a) ANNUAL REVENUE (a) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. 2005 results exclude non-cash write down of goodwill and intangibles of $5.7 million. ($ in millions) QUARTERLY EBITDA QUARTERLY REVENUE $281 $426 $423 $351 $516 $0 $300 $600 2004 2005 2006 2007 Jun 2008 YTD Domestic Capital Foreign Capital Maintenance Beach Demolition $145.3 $135.7 $156.9 $116.5 $- $50 $100 $150 $200 Q3 2007 Q4 2007 Q1 2008 Q2 2008 $11.7 $17.4 $9.4 $15.8 0 5 10 15 $20 Q3 2007 Q4 2007 Q1 2008 Q2 2008 $25.2 $57.5 $52.6 $45.1 $31.7 0 25 50 $75 2004 2005 2006 2007 Jun 2008 YTD

19 Customer Concentration & EBITDA ANNUAL REVENUE BY CUSTOMER ($ in millions) ANNUAL EBITDA BY SEGMENT $351 $423 $426 $281 $516 $- $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 Jun 2008 YTD Federal Gov’t State & Local Private Foreign Demolition $32 $45 $53 $57 $25 $- $20 $40 $60 $80 2004 2005 2006 2007 Jun 2008 YTD Dredging Demolition

20 Backlog BACKLOG BY SEGMENT $291.2 $278.2 $369.2 $360.4 $378.4 $774.1 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 $800.0 12/31/2004 12/31/2005 12/31/2006 12/31/2007 6/30/2008 6/30/2008* Capital Maintenance Beach Foreign Demolition ($ in millions) * Including low bids and options pending award as of June 30, 2008, $307M relates to foreign work and $89M to domestic.

21 Significantly Improved Financial Flexibility $191.1 $188.3 $252.3 $212.7 $250.2 3.8 3.3 3.6 8.1 6.4 0.0 100.0 200.0 $300.0 2004 2005 2006 2007 Jun 2008 Net Debt 0.0 3.0 6.0 9.0x Net Debt / EBITDA Net Debt Net Debt / EBITDA

22 Key Investment Considerations Leader in a Federally Protected Domestic Market Largest, Most Diverse Fleet in the U.S. Well Positioned to Capitalize on Attractive Industry Dynamics Established International Capabilities, With a Substantial Presence in the Middle East Growth Through Equipment Acquisitions Experienced, Proven Management Team Flexible Capital Structure Solid Financial Performance: Increasing Momentum